CNL Lifestyle Properties, Inc. Owning America’s Lifestyle ® First Quarter 2014 Update May 14, 2014 Exhibit 99.2

Forward Looking Statements
Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  CNL Lifestyle Properties,
Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-
looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.
All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,”
“should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2013, and other documents filed from time to time wit the Securities and Exchange Commission.
Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the
Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-
renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations;
material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand. Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them.  Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations.  All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements.  Further, forward-
looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

CNL Lifestyle Properties, Inc.
Portfolio of 146 lifestyle-oriented
properties and six loans as of
May 6, 2014
Diversified by asset type,
geography and operator
Iconic assets and industry-
leading operators
Ski & Mountain Golf Attractions Senior Housing Marinas Additional
• 24 properties • 48 properties • 24 properties • 30 properties • 17 properties • 3 properties

CNL Lifestyle Properties, Inc.
Summary REIT Information
GAAP Total Assets
$2.7 billion
Property Focus
Demographically Driven / Lifestyle-Oriented
Geographic
Diversification
37 states and 2 Canadian provinces
Established Assets
Conservative Capital Structure
Leasing and Preferred Return Structures
Diversified Portfolio
Exit Strategy
The board of directors will consider a listing, merger,
sale or other liquidity opportunities on or before
December 31, 2015

Recent Highlights
Amended our advisory agreement effective April 1, 2014 to reduce all advisory fees, including the elimination of all acquisition fees on equity and debt, performance fees and disposition fees, as well as a reduction in asset management fees to 0.075% monthly (0.90% annually)
Jefferies LLC, a leading global investment banking and advisory firm, is currently assisting in the evaluation of various strategic alternatives to provide liquidity to shareholders
During Q1 2014, acquired one senior housing property for $15.3 million
Foreclosed on the Myrtle Waves water park and engaged a third-party manager to operate the property
Actively working to close remaining four Pacifica senior housing portfolio properties for approximately $93 million
Over $10 million of owner capital invested into various portfolio assets in Q1 2014
Completed the transition of four leased marinas to a third-party manager in April
2014
Approved a plan to sell existing golf portfolio consisting of 48 properties

CNL
Lifestyle Properties, Inc.

152 ASSETS

(including 6 loans)

As of May 6, 2014

- ▲ Ski & Mountain Lifestyle
- ● Golf
- ● Attractions
- ✱ Marinas
- ✚ Senior Housing
- ■ Additional Lifestyle Properties
- ^ Debt Investments

Geographic Diversification 5

The portfolio is broadly diversified across asset classes to mitigate against seasonality and volatility
Sector Diversification
As of May 6, 2014
Ski & Mountain Lifestyle (24)
Golf (48)
Attractions (24)
Senior Housing (30)
Marinas (17)
Additional Lifestyle Properties (3)
By Initial Purchase Price

25%
19%
22%
16%
6%
12%

Q1 2014 Sector Performance

146 properties as of May 6, 2014
Source: CNL Lifestyle Properties, Inc. March 31, 2014 Form 10-Q
Past performance is not indicative of future returns.
Ski & Mountain
24 properties
Golf
48 properties
Attractions
24 properties
Senior Housing
30 properties
Marinas
17 properties
Additional Lifestyle
3 properties
- Poor snow conditions
in the west,
particularly in
California, for
2013/2014 ski
season.
- Golf rounds are down -
consistent with the 4.5%
industry decrease in
overall rounds played
YTD through March
2014 as reported by
Golf Datatech.
- Attractions portfolio
outperformed the prior year
due to favorable weather in
Southern California and
expense management
throughout the offseason at
many of the other
properties.  Early season
pass sales for the portfolio
are up double digits in terms
of units and revenue.
Steady performance at
Dallas Market Center.
Multifamily property
experienced an increase in
EBITDA due to the
completion of renovations
of 247 units and
subsequent lease up.
-
- Revenue and EBITDA were
down compared to prior year
due to record-breaking cold
where temperatures fell to
unprecedented levels.
Largest marina partially shut
down due to ice storm
damage.  Management
transitioned the last four
leased marinas to managed
structures in April 2014.
- Occupancy and Revenue
per Occupied Unit both up
over the last year.  Average
occupancy for the entire
portfolio was 90.2% as of
March 31, 2014 exceeding
the industry average of
89.8%.  Expenses at certain
properties impacted by
severe winter storms.

Same-Store Property Performance

Three Months Ended March 31, 2014 Compared to Same Period 2013
Note: Includes results for comparable leased and managed properties owned for the entirety of 2014 and 2013.
Source: CNL Lifestyle Properties, Inc. March 31, 2014 Form 10-Q
Past performance is not indicative of future returns.
The decreases in both revenue and EBITDA are primarily due to the performance of the ski and mountain lifestyle and marina sectors - Ski resorts in the west (particularly California) experienced unusually warm, drought conditions
Attractions portfolio benefited from the warm dry conditions in Southern California and tight expense controls at many properties throughout the offseason - Early season pass sales show double digit growth over prior year both in terms of units and revenues
Marina and senior housing portfolios were lower due to cold temperatures resulting in higher costs and the partial closing of our largest marina due to ice storm damage
TTM lease coverage was 1.39x through Q1 2014 vs. 1.48x through Q4 2013 primarily due to poor performance at our western ski assets
# of
Properties Revenue EBITDA
Ski and Mountain Lifestyle 17 -5.7% -8.0%
Golf 48 -1.0% -0.2%
Attractions 21 7.7% 11.9%
Senior Housing 20 3.5% -4.9%
Marinas 17 -12.5% -41.7%
Additional Lifestyle 1 42.6% 68.6%
124 -3.9% -7.2%

Full Year Financial Summary (in Millions)

Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and March 31, 2014 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
$89.6
$97.7
$67.2
$69.8
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2011 2012 2013 TTM Mar 2014
$138.8
$168.1
$186.6
$179.2
$
$50.0
$100.0
$150.0
$200.0
2011 2012 2013 TTM Mar
2014
$96.6
$114.3
$122.9 $123.1
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2011 2012 2013 TTM Mar 2014
-
First quarter 2014 results reflected:
A reduction in distributions from unconsolidated entitles due to the  sale of 42 senior housing properties owned through 3 JV’s
and
Increased interest expense from new borrowings
Offset partially by an increase in rental income from properties acquired after Q1 2013 and a reduction in asset management
fees
2013 FFO impacted by non-cash, non-recurring impairment
provision, $58.1 million of which has not been added back in deriving FFO
Adjusted EBITDA
MFFO
FFO

Credit Metrics
Interest Coverage (1)
(1) Calculated as adjusted EBITDA divided by interest expense
(2) Net debt is total debt less cash
(3) Debt includes line of credit
Net Debt / Adjusted EBITDA (2)

Debt / GAAP Total Assets (3)
Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and March 31, 2014 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S.
Generally Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Year Coverage
2011 2.4x
2012 2.5x
2013 2.6x
TTM Mar 2014 2.4x
Year Coverage
2011 5.5x
2012 6.3x
2013 6.1x
Mar 2014 6.5x
Consolidated Leverage Including Share
Year Coverage of Unconsolidated Entities
2011 32.0% 43.3%
2012 38.7% 45.3%
2013 44.6% 48.1%
Mar 2014 45.9% 49.0%

CLP Debt Maturity Schedule
(in thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2014
2015
2016
2017
2018
2019
2020
Bonds
LOC
Variable
Fixed/Swap
JV

Key Credit Information

Weighted average interest rate is 5.68% (5.77% without JV debt)
70% fixed rate debt, 10% hedged and 20% variable rate debt
No significant near-term maturities
Note: Chart as of March 31, 2014.  2014 maturities are expected to be refinanced or retired with proceeds from asset sales.

Management Initiatives
Proactive Portfolio Management and Optimization
Focused asset management to continue to drive performance and value
Continue to dispose of non-core assets and reinvest in new ski, attractions or senior housing properties or invest in improvements and enhancements to existing assets to further drive revenue and expense reduction
Streamline and rebalance portfolio
Liquidity Options Study
Continue working with Jefferies LLC to evaluate strategic alternatives to maximize value and provide liquidity to shareholders

Conclusion & Summary

Portfolio performance is solid except for certain locations impacted by extreme weather
Positive momentum heading into the main attractions season
Continuing the process of selling certain non-core assets and recycling capital including the marketing of our 48 property golf portfolio
Strategically deploying excess cash into new acquisitions, improvements at existing properties or repayment or debt
In the early stages of evaluating strategic alternatives with Jefferies LLC

Contact Information 14 For more information about CNL Lifestyle Properties, please contact CNL Client Services at 866-650-0650.

Appendix 15 Appendix

Reconciliation of FFO and MFFO to Net Loss

Source: CNL Lifestyle Properties, Inc. March 31, 2014 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S.
Generally Accepted Accounting Principles.
Past performance is not indicative of future returns.
2014 2013
Net loss (20,353) $    (23,299) $
Adjustments:
Depreciation and amortization
(1)
36,859 36,183
Impairment of real estate assets
(1)
3,314 -
Net effect of FFO adjustment from unconsolidated entities
(2)
1,731 6,044
Total funds from operations 21,551 18,928
Acquisition fees and expenses
(3)
724 367
Straight-line adjustments for leases and notes receivable
(1)(4)
(3,426) (486)
Amortization of above/below market intangible assets and liabilities
(1)
376 336
Accretion of discounts/amortization of premiums 3 -
MFFO adjustments from unconsolidated entities:
(2)
Straight-line adjustments for leases and notes receivable
(4)
14 (68)
Amortization of above/below market intangible assets and liabilities 12 (4)
Modified funds from operations 19,254 $     19,073 $
Weighted average number of shares of common stock 322,639 316,382 outstanding (basic and diluted)
FFO per share (basic and diluted) 0.07 $          0.06 $
MFFO per share (basic and diluted) 0.06 $          0.06 $
Three Months Ended
March 31,
(1)  Includes amounts related to the properties that are classified as assets held for sale and for which the related results are classified as income (loss) from discontinued
operations in the accompanying condensed consolidated statements of operations.
(2)  This amount represents our share of the FFO or MFFO adjustments allowable under the NAREIT or IPA definitions, respectively, multiplied by the percentage of income or loss recognized under the HLBV method.

(3)  In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By adding back acquisition fees and expense relating to business combinations, management believes MFFO provides useful supplemental information of its operating performance and will also allow comparability between real estate entities regardless of their level of acquisition activities. Acquisition fees and expenses include payments to our advisor or third parties. Acquisition fees and expenses relating to business combinations under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investor the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of properties are generated to cover the purchase price of the property.

(4)  Under GAAP, rental receipts are allocated to periods using various methodologies.
This may result in income recognition that is significantly different than underlying contract terms. By adjusting for these items (to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments), MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments, providing insight on the contractual cash flows of such lease terms and debt investments, and aligns results with management’s analysis of operating performance.

Reconciliation of Adjusted EBITDA to Net
Income (Loss)

Source: CNL Lifestyle Properties, Inc. March 31, 2014 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S.
Generally Accepted Accounting Principles.
Past performance is not indicative of future returns.
2014 2013
Net loss (20,353) $      (23,299) $
Loss from discontinued operations 1,608             1,642
Interest and other (income) expense (2)                    (327)
Interest expense and loan cost amortization 19,060           16,264
Equity in (earnings) loss of unconsolidated entities
(1)
(4,299)            1,123
Depreciation and amortization 31,934           28,758
Straight-line adjustments for leases and notes receivables
(2)
(3,426)            (486)
Cash distributions from unconsolidated entities
(1)
3,120             11,326
Adjusted EBITDA 27,642 $        35,001 $
Three Months Ended
March 31,
(1) Investments in our unconsolidated joint ventures are accounted for under the HLBV method of accounting. Under this method, we recognize income or loss based on the change in liquidating proceeds we would receive from a hypothetical liquidation of our investments based on depreciated book value. We adjust EBITDA for equity in earnings
(loss) of our unconsolidated entities because we believe this is not reflective of the joint ventures’ operating performance or cash flows available for distributions to us. We believe cash distributions from our unconsolidated entities, exclusive of any financing transactions, are reflective of their operating performance and its impact to us and have been added back to adjusted EBITDA above.
(2) We believe that adjusting for straight-line adjustments for leased properties and mortgages and other notes receivable is appropriate because they are non-cash adjustments and reflect the actual cash receipts received by us from our tenants and borrowers.